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                         DELANO TECHNOLOGY CORPORATION

                               Filing Type: 8-K/A
                      Description: Amended Current Report
                         Filing Date: December 29, 2000
                            Period End: Oct 16, 2000


               Primary Exchange: NASDAQ -- National Market System
                                  Ticker: DTEC


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                                TABLE OF CONTENTS



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                                      8-K/A


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                                    EXHIBITS

EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS




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PORTIONS AMENDED

     The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on October 30, 2000 to include financial statements of the business acquired and pro forma financial information in accordance with Item 7 (a) (4) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are being made to the Current Report on Form 8-K filed on October 30, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            The financial statements required by paragraph (a) of Item 7 are filed as Exhibit 99.2 to this Form 8-K and hereby incorporated by reference into the text of this Form 8-K.

     (b)    PRO FORMA FINANCIAL INFORMATION

            The pro forma financial information required by paragraph (b) of
            Item 7 are filed as Exhibit 99.1 to this Form 8-K and hereby incorporated by reference into the text of this Form 8-K.

     (c)    EXHIBITS

            23.1  Consent of Ernst & Young, LLP, Independent Accountants

            99.1  Delano Technology Corporation Pro Forma Financial Statements

            99.2  Digital Archaeology Corporation Financial Statements



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DELANO TECHNOLOGY CORPORATION

Toronto, Ontario                                 By: /s/ Thomas Hearne
December 28, 2000                                    -------------------------
                                                     Thomas Hearne
                                                     Chief Financial Officer